UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2012

Dalian Capital Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52185	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 West Hastings Street, Suite 900 Vancouver, BC Canada		V6C 1E1
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 604-801-5022

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2012, the Board of Directors of the Registrant approved a change to the Registrant’s fiscal year end from December 31 to August 31, effective as of August 31, 2012.  Accordingly, the Company will file its Annual Report on Form 10-K for the fiscal year ended August 31, 2012 on or before December 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DALIAN CAPITAL GROUP, INC.

Dated: September 19, 2012	By: /s/ Erwin Liem
Erwin Liem
Chief Executive Officer & Director

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